EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8 of Bridge Capital Holdings (Nos. 333-123388 and 333-137745) of our report dated February 27, 2007 relating to the financial Statements, which appears in this Form 10-K.


Vavrinek, Trine, Day & Co., LLP

Palo Alto, California

March 1, 2007